GUARANTY


                                                                    May 12, 1999


Fleet Bank, N.A.
1185 Avenue of the Americas
New York, New York 10036

            Re:   Unidigital Inc. ("Borrower")
                  ----------------------------

Gentlemen:

      Fleet Bank, N.A., as Administrative Agent for itself and ratably for the benefit of the Lender Parties and Hedge Banks (as defined in the Credit Agreement, and hereafter referred to as the "Lenders") (the "Administrative Agent"), and Borrower have entered into certain financing arrangements, pursuant to which the Lenders may make loans and advances and provide other financial accommodations to Borrower as set forth in the Credit Agreement, of even date hereof, by and among Borrower, the Administrative Agent and the Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement"), and the other Loan Documents (as defined in the Credit Agreement).

      Due to the close business and financial relationships between Borrower and each and all of the undersigned (individually and collectively, "Guarantors"), in consideration of the benefits which will accrue to Guarantors and as an inducement for and in consideration of the Lenders making loans and advances and providing other financial accommodations to Borrower pursuant to the Credit Agreement and the other Loan Documents, each of the Guarantors hereby jointly and severally agrees in favor of the Administrative Agent and the Lenders as follows:


      1.  Guaranty.
          --------

            (a) Each of the Guarantors absolutely and unconditionally, jointly and severally, guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed Obligations"): (i) all obligations, liabilities and indebtedness of any kind, nature and description of Borrower to the Administrative Agent, and/or the Lenders and/or their respective affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Credit Agreement, the other Loan Documents, including all obligations under any Hedge Agreements (as defined in the Credit Agreement) or other hedging agreements, or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Credit Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrower or its successors to the Administrative Agent and the Lenders arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by the Administrative Agent and the Lenders and (ii) all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by the Administrative Agent and the Lenders in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's obligations, liabilities and indebtedness as aforesaid to the Administrative Agent and the Lenders, the rights of the Administrative Agent in any collateral or under this Guaranty and all other Loan Documents or in any way involving claims by or against the Administrative Agent and/or any of the Lenders directly or indirectly arising out of or related to the relationships between Borrower, any of the Guarantors or any other Obligor (as hereinafter defined) and the Administrative Agent and/or any of the Lenders, whether such expenses are incurred before, during or after the initial or any renewal term of the Credit Agreement and the other Loan Documents or after the commencement of any case with respect to Borrower or any of the Guarantors under the United States Bankruptcy Code or any similar statute.

            (b) This  Guaranty is a guaranty  of payment and not of  collection.
Each of the Guarantors agrees that the Administrative Agent and the Lenders need not attempt to collect any Guaranteed Obligations from Borrower, any one of the Guarantors or any other Obligor or to realize upon any collateral, but may require any one of the Guarantors to make immediate payment of all of the Guaranteed Obligations to the Administrative Agent when due, whether by maturity, acceleration or otherwise, or at any time thereafter. The Administrative Agent may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by the Administrative Agent with respect thereto or otherwise chargeable to Borrower or Guarantors) and in such order as the Administrative Agent may elect.

            (c) Payment by Guarantors shall be made to the Administrative Agent at the office of the Administrative Agent from time to time on demand as Guaranteed Obligations become due. Guarantors shall make all payments to the Administrative Agent on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against any of the Guarantors either in the same action in which Borrower or any of the other Guarantors or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty is brought against any of the Guarantors, each of the Guarantors agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by the Administrative Agent or any of the Lenders to any of the Guarantors.


      2.  Waivers and Consents.
          --------------------

            (a) Notice of acceptance of this Guaranty, the making of loans and advances and providing other financial accommodations to Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or any of the Guarantors are entitled are hereby waived by each of the Guarantors. Each of the Guarantors also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Credit Agreement and any of the other Loan Documents, including, without limitation, extensions of time of payment of, or increase or decrease in the amount of, any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Credit Agreement and the other Loan Documents and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to the Administrative Agent and the Lenders for the obligations of Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed
Obligations  (individually,  an

"Obligor" and collectively, the "Obligors"), including, without limitation, the surrender or release by the Administrative Agent of any one of the Guarantors hereunder, the exercise of, or refraining from the exercise of any rights against Borrower, any of the Guarantors or any other Obligor or any collateral,
(iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by the Administrative Agent and/or any of the Lenders of Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by the Administrative Agent and/or Lenders under Section 363 of the United States Bankruptcy Code. Each of the Guarantors agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of the Guarantors hereunder shall not be otherwise impaired or affected by any of the foregoing.

            (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guaranty, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations, or any one of the Guarantors in respect of this Guaranty, affect, impair or be a defense to this Guaranty. Without limitation of the foregoing, the liability of Guarantors hereunder shall not be discharged or impaired in any respect by reason of any failure by the Administrative Agent or any of the Lenders to perfect or continue perfection of any lien or security interest in any collateral or any delay by the Administrative Agent or any of the Lenders in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, Guarantors shall be liable therefor, even if Borrower's liability for such amounts does not, or ceases to, exist by operation of law. Each of the Guarantors acknowledges that neither the Administrative Agent nor any of the Lenders have made any representations to any of the Guarantors with respect to Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantors of this Guaranty and the Guarantors are not in any respect relying upon the Administrative Agent or any of the Lenders or any statements by the Administrative Agent or any of the Lenders in connection with this Guaranty.

            (c) Each of the Guarantors  hereby  irrevocably and  unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrower, any collateral for the Guaranteed Obligations or other assets of Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to the Administrative Agent or any of the Lenders by each of the Guarantors hereunder and each of the Guarantors hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantors might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantors, Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

      3.  Subordination.  Payment  of all  amounts  now  or  hereafter  owed  to
          -------------
Guarantors by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to the Administrative Agent and the Lenders of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to the Administrative Agent as security for the Guaranteed Obligations.

      4.  Acceleration.  Notwithstanding  anything  to  the  contrary  contained
          ------------
herein or any of the terms of any of the other Loan Documents, the liability of Guarantors for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of Borrower or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Credit Agreement.

      5.  Account  Stated.  The books and  records of the  Administrative  Agent
          ---------------
showing the account among the Administrative Agent, the Lenders and Borrower shall be admissible in evidence in any action or proceeding against or involving Guarantors as prima facie proof of the items therein set forth, and the monthly
              ----- -----
statements of the Administrative Agent rendered to Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrower, shall be deemed conclusively correct and constitute an account stated among the Administrative Agent, the Lenders and Borrower and be binding on Guarantors.

      6.  Termination.  This  Guaranty is  continuing,  unlimited,  absolute and
          -----------

unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guaranty. Each of the Guarantors shall continue to be liable hereunder until one of the Administrative Agent's officers actually receives a written termination notice from a Guarantor sent to the Administrative Agent at its address set forth above by certified mail, return receipt requested and thereafter as set forth below. Such notice received by the Administrative Agent from any one of the Guarantors shall not constitute a revocation or termination of this Guaranty as to any of the other Guarantors. Revocation or termination hereof by any of the Guarantors shall not affect, in any manner, the rights of the Administrative Agent or any obligations or duties of any of the Guarantors (including the Guarantor which may have sent such notice) under this Guaranty with respect to (a) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by the Administrative Agent of such written notice of revocation or termination as provided herein, including, without limitation, (i) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination), (ii) all interest, fees and similar charges accruing or due on and after revocation or termination, and
(iii) all reasonable attorneys' fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against Borrower, Guarantors or any other Obligor (whether or not suit be brought), (b) or Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by the Administrative Agent of such written notice of revocation or termination as provided herein pursuant to any contract entered into by the Administrative Agent or any of the Lenders prior to receipt of such notice. The sole effect of such revocation or termination by any of the Guarantors shall be to exclude from this Guaranty the liability of such Guarantor for those Guaranteed Obligations arising after the date of receipt by the Administrative Agent of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guaranty may not be terminated and shall continue so long as the Credit Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

      7.  Reinstatement.  If after  receipt of any  payment  of, or  proceeds of
          -------------
collateral applied to the payment of, any of the Guaranteed Obligations, the Administrative Agent or any of the Lenders is required to surrender or return such payment or proceeds to any Person (as defined in the Credit Agreement) for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guaranty shall continue in full force and effect as if such payment or proceeds had not been received by the Administrative Agent or any of the Lenders. Each of the Guarantors shall be liable to pay to the Administrative Agent and the Lenders, and does indemnify and hold the Administrative Agent and the Lenders harmless for the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by the Administrative Agent or any of the Lenders in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guaranty.

      8.  Amendments and Waivers.  Neither  this  Guaranty  nor  any   provision
          ----------------------
hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of the Administrative Agent. The Administrative Agent shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of the Administrative Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Administrative Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Administrative Agent would otherwise have on any future occasion, whether similar in kind or otherwise.

      9.  Corporate Existence, Power and Authority.  Each of the Guarantors is a
          ----------------------------------------
corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of such Guarantor or the rights of the Administrative Agent hereunder or under any of the other Loan Documents. The execution, delivery and performance of this Guaranty is within the corporate powers of each of the Guarantors, have been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of each of the Guarantors, or any indenture, agreement or undertaking to which any of Guarantors is a party or by which any of the Guarantors or its property are bound. This Guaranty constitutes the legal, valid and binding obligation of each of the Guarantors enforceable in accordance with its terms. Any one of the Guarantors signing this Guaranty shall be bound hereby whether or not any of the other Guarantors or any other person signs this Guaranty at any time.

      10. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.
          ---------------------------------------------------------------------

            (a) The validity, interpretation and enforcement of this Guaranty and any dispute arising out of the relationship among any of the Guarantors and the Administrative Agent, or any of the Lenders, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York.

            (b) Each of the Guarantors hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of New York State and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action
                             ----- ---  ----------
instituted therein arising under this Guaranty or any of the other Loan Documents or in any way connected with or related or incidental to the dealings of any of Guarantors and the Administrative Agent in respect of this Guaranty or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship among any of Guarantors or Borrower and the Administrative Agent or the conduct of any such persons in connection with this Guaranty, the other Loan Documents or otherwise shall be heard only in the courts described above (except that the Administrative Agent shall have the right to bring any action or proceeding against any of the Guarantors or its property in the courts of any other jurisdiction which the Administrative Agent deems necessary or appropriate in order to realize on collateral at any time granted by Borrower or any of the Guarantors to the Administrative Agent or to otherwise enforce its rights against any of the Guarantors or its property).

            (c) Each of the Guarantors hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at the

Administrative Agent's option, by service upon any of the Guarantors in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, any of the Guarantors so served shall appear in answer to such process, failing which such Guarantor shall be deemed in default and judgment may be entered by the Administrative Agent against such Guarantor for the amount of the claim and other relief requested.

            (d) EACH GUARANTOR AND THE ADMINISTRATIVE AGENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF OR, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS TO ACCEPT THE TERMS OF THIS GUARANTY AND MAKE LOANS PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

            (e) Neither the Administrative Agent nor any of the Lenders shall have any liability to Guarantors (whether in tort, contract, equity or otherwise) for losses suffered by Guarantors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guaranty, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on the Administrative Agent and the Lenders that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, the Administrative Agent and the Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Credit Agreement and the other Loan Documents.

      11. Miscellaneous
          -------------

            (a) All notices, requests and demands hereunder shall be in writing and (a) made to the Administrative Agent as follows: Fleet Bank, N.A., as Administrative Agent, 1185 Avenue of the Americas, New York, New York 10036, Attention Ms. Beth Goodman, Vice President and to each of the Guarantors at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

            (b) Each Guarantor under this Guaranty or any of the Loan Documents, in addition to the subrogation rights it shall have against a Borrower, under applicable law as a result of any payment it makes under its Guaranty, shall also have a right of contribution against all of the other Guarantors under the Loan Documents, in respect of any such payment pro rata among same based on
                                                    --- ----
their  respective  net fair  value as  enterprises,  provided  any such right of
                                                     --------
contribution shall be subject and subordinate to the prior payment in full of the "Obligations" of such Guarantor under its Guaranty. It is the desire and intent of each Guarantor and the Administrative Agent and the Lenders that the Guaranties shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.

            (c) If, however, and to the extent, that the "Obligations" of any Guarantor under its Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the "Obligations" of such Guarantor (but not the "Obligations" of any other Guarantor unless such other Guarantor or Guarantors are individually subject to the circumstances covered by Sections 11(b) and 11(c) shall be deemed to be reduced ab initio to
                                                                    -- ------
that maximum amount which would be permissible under applicable law without causing such Guarantor's "Obligations" under its Guaranty to be so invalidated.

            (d) If any provision of this Guaranty is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guaranty as a whole, but this Guaranty shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

            (e) This Guaranty represents the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

            (f) This Guaranty shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of the
Administrative Agent and the Lenders and their successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of any of Guarantors shall not terminate this Guaranty as to such entity or as to any of the other Guarantors.

            (g) All references to the term "Guarantors" wherever used herein shall mean each and all of Guarantors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any of Guarantors or any of their respective assets or any of Guarantors in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the terms the "Administrative Agent" and "Lenders", wherever used herein, shall mean the Administrative Agent and the Lenders and their respective successors and assigns and all references to the term "Borrower" wherever used herein shall mean Borrower and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrower or any of its assets or Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the plural shall also mean the singular and to the singular shall also mean the plural.

            (h) Any provision contained in this Guaranty or in any of the other Loan Documents that is prohibited or unenforceable in any respect in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the appropriate document or documents, as the case may be, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (i) This Guaranty may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Guaranty, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

      IN WITNESS WHEREOF, each of Guarantors has executed and delivered this Guaranty as of the day and year first above written.

                                            UNIDIGITAL ELEMENTS (NY), INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            Chief Executive Office
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001

ATTEST:

/s/ Peter Saad
---------------------------

                                            UNISON (NY), INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            Chief Executive Office
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001

ATTEST:

/s/ Peter Saad
---------------------------

                                            UNISON (MA), INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            Chief Executive Office
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001

ATTEST:

/s/ Peter Saad
---------------------------

                                            UNIDIGITAL ELEMENTS (SF), INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            Chief Executive Office
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001

ATTEST:

/s/ Peter Saad
---------------------------

                                            MEGA ART CORP.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            Chief Executive Office
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001

ATTEST:

/s/ Peter Saad
---------------------------

                                            SUPERGRAPHICS HOLDING
                                              COMPANY, INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            Chief Executive Office
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001

ATTEST:

/s/ Peter Saad
---------------------------

                                            SUPERGRAPHICS CORPORATION

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            Chief Executive Office
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001

ATTEST:

/s/ Peter Saad
---------------------------

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

      On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who stated that he is the Chief Executive Officer of Unidigital Elements (NY), Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                            /s/ Barbara DiMartino
                                            ---------------------------
                                                 Notary Public


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who stated that he is the Chief Executive Officer of Unison (NY), Inc. , the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                            /s/ Barbara DiMartino
                                            ---------------------------
                                                 Notary Public


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

      On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who stated that he is the Chief Executive Officer of Unison (MA), Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                            /s/ Barbara DiMartino
                                            ---------------------------
                                                 Notary Public


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

      On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who stated that he is the Chief Executive Officer of Unidigital Elements (SF), Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                            /s/ Barbara DiMartino
                                            ---------------------------
                                                 Notary Public

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

      On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who stated that he is the Chief Executive Officer of Mega Art Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                            /s/ Barbara DiMartino
                                            ---------------------------
                                                 Notary Public


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

      On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who stated that he is the Chief Executive Officer of SuperGraphics Holding Company, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                            /s/ Barbara DiMartino
                                            ---------------------------
                                                 Notary Public


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

      On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who stated that he is the Chief Executive Officer of SuperGraphics Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                            /s/ Barbara DiMartino
                                            ---------------------------
                                                 Notary Public